UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 17, 2018
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EXTERRAN CORPORATION
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-36875	47-3282259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4444 Brittmoore Road Houston, Texas 77041
(Address of Principal Executive Offices) (Zip Code)

(281) 836-7000 Registrant’s telephone number, including area code Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 17, 2018, Girish K. Saligram, age 46, has been appointed as Chief Operating Officer of Exterran Corporation (the “Company”) effective as of August 20, 2018. Mr. Saligram has served as the Company’s Senior Vice President, Global Services since August 2016. Prior to joining the Company, Mr. Saligram spent approximately 20 years in various positions with General Electric Company, the last of which was General Manager, Downstream Products & Services with GE Oil & Gas. Mr. Saligram holds a Masters Degree in Computer Science from Virginia Tech and a Masters in Business Administration from Northwestern University.

In connection with his appointment as Chief Operating Officer, Mr. Saligram will receive an increase in annual base salary to $625,000 and an increase in his annual short-term target incentive compensation target to 85% pursuant to the Company’s short-term incentive plan. Mr. Saligram has an existing Severance Benefit Agreement and Change in Control Agreement with the Company, which will not change. The material terms of Mr. Saligram’s Severance Benefit Agreement and Change in Control Agreement with the Company have been previously disclosed in the Company’s Definitive Proxy Statement for the Company’s 2018 Annual Meeting of Stockholders filed on March 16, 2018.
Item 7.01.    Regulation FD Disclosure.

On August 22, 2018, the Company issued a press release announcing the promotion of Mr. Saligram, which is attached hereto as Exhibit 99.1 and incorporated herein by reference. This exhibit is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall it be deemed incorporated by reference into any of the Company’s reports or filings with the SEC, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Description
99.1	Press Release dated August 22, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN CORPORATION

/s/ VALERIE L. BANNER
Valerie L. Banner
Vice President and General Counsel
Date: August 22, 2018

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